UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2019

Appliance Recycling Centers of America, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-19621	41-1454591
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

325 E. Warm Springs Road, Suite 102, Las Vegas, NV	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 930-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARCI	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 21, 2019, Appliance Recycling Centers of America, Inc. (the “Company,” “our,” or “we”) filed a Certificate of Correction (the “Certificate of Correction”) with the Office of the Secretary of State of the State of Nevada (the “Nevada Secretary of State”) to correct a ministerial error in our Articles of Incorporation, as file-stamped by such Office on March 12, 2018, in connection with our redomiciling from Minnesota to Nevada. The ministerial error involved the failure of our third-party service provider to provide a complete copy of our Articles of Incorporation to the Nevada Secretary of State for filing, specifically Section 3.2.1. A complete copy of our Articles of Incorporation was attached as Appendix B to our Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the “Commission”) on October 25, 2017.

On June 21, 2019, we filed a Certificate of Designation of Powers, Preferences, and Rights of Series A-1 Convertible Preferred Stock (the “Certificate of Designation”) with the Nevada Secretary of State. The Series A-1 Convertible Preferred Stock is being designated pursuant to guidance received from Nasdaq and shall have virtually all of the same rights, characteristics, and attributes as the Company’s Series A Convertible Preferred Stock, except as required by the Listing Qualifications staff of The Nasdaq Stock Market LLC (i.e., Section 3.2.5 in respect of voting rights of the Series A-1 Convertible Preferred Stock and Section 3.2.1(f) in respect of a Triggering Event, as such term is defined therein, and the formula to be applied in connection therewith), with respect to each of which requirements the Company has already been in compliance.

The filing of the Certificate of Designation was unanimously approved by the Board of Directors on June 18, 2019. The affirmative approval of a majority of the holders of the Series A Convertible Preferred Stock for the exchange of such shares into shares of Series A-1 Convertible Preferred Stock occurred as of June 19, 2019. The three holders of our Series A Convertible Preferred Stock are deemed to have exchanged their shares of Series A Convertible Preferred Stock for an equivalent number of shares of Series A-1 Convertible Preferred Stock, or an aggregate of 259,729 shares.

The foregoing descriptions in respect of the Certificate of Correction and Certificate of Designation do not purport to be complete and each is qualified in its respective entirety by reference to the full texts of (i) the Certificate of Correction, which is filed as Exhibit 3.7 to this Current Report on Form 8-K, and (ii) the Certificate of Designation, which is filed as Exhibit 3.8 to this Current Report on Form 8-K, and each is incorporated herein by reference.

Exhibits 3.7 and 3.8 filed with this Current Report on Form 8-K and our Bylaws and First Amendment to our Bylaws, which were filed as Exhibit 3.4 to our Current Report on Form 8-K filed with the Commission on March 13, 2018, and Exhibit 3.1 to our Current Report on Form 8-K filed with the Commission on December 31, 2018, respectively, constitute our charter documents as in effect as of the date of this filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 3.7	Certificate of Correction to Articles of Incorporation of Appliance Recycling Centers of America, Inc.

Exhibit 3.8	Certificate of Designation of Powers, Preferences, and Rights of Series A-1 Convertible Preferred Stock of Appliance Recycling Centers of America, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2019	Appliance Recycling Centers of America, Inc.

/s/ Tony Isaac
Tony Isaac Chief Executive Officer

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